Subsequent Events	12 Months Ended
Mar. 31, 2022
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent Events	Subsequent EventsIn June 2022, the Company entered into a lease agreement for approximately 600,000 square feet of research and development and office space of a to be constructed building in Cambridge, Massachusetts, with an expected lease term starting in 2025. The base lease term is for 15 years, after which the Company has the option to renew the lease twice for 10 years each at market rates. In addition to payment obligations related to its share of operating expenses, utilities and taxes, the Company will have an approximate base lease term payment obligation of 1.48 billion USD to be paid over the course of the base lease term. Under certain conditions, the Company has the ability to terminate the lease agreement prior to the building being constructed.